UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number

811-21720

Northern Lights Fund Trust

(Exact name of registrant as specified in charter)

4020 South 147th Street Omaha, Nebraska             68137

(Address of principal executive offices)

(Zip code)

Emile Molineaux, Gemini Fund Services, LLC.

450 Wireless Blvd., Hauppauge, NY 11788

              (Name and address of agent for service)

Registrant's telephone number, including area code:

631-470-2616

Date of fiscal year end:

7/31

Date of reporting period: 7/31/11

Item 1.  Reports to Stockholders.

AUTOPILOT MANAGED GROWTH FUND™

ANNUAL REPORT

July 31, 2011

CUSIP 66537T844

Ticker Symbol

Investor Shares – AUTOX

Class C Shares - AUTCX

1-866-828-8674

www.autopilotfunds.com

This report and the financial statements contained herein are submitted for the general information of shareholders and are not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.  Nothing herein contained is to be considered an offer of sale or solicitation of an offer to buy shares of the Autopilot Managed Growth Fund.  Such offering is made only by prospectus, which includes details as to offering price and other material information.

Distributed by Northern Lights Distributors, LLC

Member FINRA

August 2011

Dear Fellow Shareholders,

Economic and Market Overview

The U.S. stock market rallied during the first quarter as economic conditions continued to improve and corporate profits exceeded expectations. However the second quarter of 2011 gave back all of its gains as weaker economic data and sovereign debt issues in Europe took its toll on the market.

The economic issues that have plagued the market in the second quarter will continue to stand in the way of any meaningful upside advancement as we enter the third quarter.

  Uncertainty with Greece, Spain, and Italy

  Japan’s continued mired recession.

  S&P downgrade of the US credit rating and the ripple affects

  The lack of any meaningful improvement in the labor market.

Fund Performance Overview

Autopilot Managed Growth FundTM was down -.40% for the six month period ending 7/31/2011. It lagged its benchmark the S&P 500 which came in at 1.46% for the same period.

For the one year period ending 7/31/11, AUTOX  had a positive return of +3.46%, while the S&P 500 was up +19.65% for the same time period, reflecting a spread between AUTOX and its benchmark of (16.19%).  Conversely, when looking at the above six month numbers you can see that the spread between AUTOX’s returns and its benchmark is less than two percent at (1.86%).

Several items factor into the improved performance that has AUTOX back inline and  tracking closer to its benchmark.  As discussed in to the last Shareholder’s letter, there was a material change in management of the Fund in January; and adjustments to the internal strategy allowing the Fund to better adjust to the changing market conditions.

Factors Impacting the Funds Performance

During the start of the period the Fund was 90% net long. This allowed the Fund to outperform the benchmark in the first part of the period. However, due to extreme volatility we decreased our exposure through our hedging strategy. This served us well on the two 5% declines in the market but left us trailing the market on a late period rally.

Consumer Durables and Telecommunications were the Fund’s leading sectors on both an absolute and relative basis, led by recreational goods maker Fossil which was the Fund's top contributor. Better than expected earnings and a series of recommendations accounted for the stock’s 32% gain.

Telecommunications Company Telecom New Zealand was another of the Fund’s top performers. The company provides communications and technology services to New Zealand as well as Australia. Better than expected earnings and revenues were the reasons for the stock’s 31% performance.

Computer Software and Computer Hardware were detractors from the Fund’s performance. Computer Software company Netscout whose solutions enable IT staff to predict, pre-empt, and resolve network and service delivery problems declined over 35% on lower earnings guidance from the company. Computer Hardware maker Aruba was another detractor dropping over 33% on a technical breakdown after a large advancement in the stock price.

We will continue to maintain a disciplined investment approach for both stock selection and hedging. The portfolio incorporates technical as well as fundamental measures into its stock selection process to seek consistent long-term performance.

We appreciate the trust you have put in us through your investment in the Autopilot Managed Growth FundTM.

Dave Lucca and John Rhoads

Portfolio Managers

1758-NLD-8/16/2011

Autopilot Managed Growth Fund

PERFORMANCE OF A $10,000 INVESTMENT (Unaudited)

Since Inception through July 31, 2011*

Annualized Total Returns as of July 31, 2011
	One Year	Since Inception*
Autopilot Managed Growth Fund:
Investor Class	3.46%	(1.51)%
Class C	2.66%	(5.05)%
S&P 500	19.65%	1.72%**

________________

     *The Investor Class commenced operations on September 21, 2006 and Class C shares commenced operations on February 2, 2009.

  **Since September 21, 2006.  The S&P 500 annualized total return since February 2, 2009 was 22.31%.

The S&P 500 is an unmanaged market capitalization-weighted index which is comprised of 500 of the largest U.S. domiciled companies and includes the reinvestment of all dividends.  Investors cannot invest directly in an index or benchmark.

Past performance is not predictive of future results. The investment return and principal value of an investment will fluctuate. An investor’s shares, when redeemed, may be worth more or less than the original cost. Total return is calculated assuming reinvestment of all dividends and distributions.  Total returns would have been lower had the Adviser not waived its fees and reimbursed a portion of the Fund’s expenses.  The Fund’s total gross annual operating expenses, including underlying funds, is 2.78% for Investor Class and 3.53% for Class C per the December 1, 2010 Prospectus.  The graph does not reflect the deduction of taxes that a shareholder would have to pay on Fund distributions or the redemption of the Fund shares.  For performance information current to the most recent month-end, please call 1-866-828-8674.

PORTFOLIO COMPOSITION* (Unaudited)

*Based on Portfolio Market Value as of July 31, 2011.

Autopilot Managed Growth Fund
PORTFOLIO OF INVESTMENTS
July 31, 2011
	Shares	Value
COMMON STOCK - 96.2%
ADVERTISING - 1.5%
Focus Media Holding Ltd. - ADR *	10,612	$ 349,029

AEROSPACE/DEFENSE - 0.7%
Boeing Co.	1,114	78,504
United Technologies Corp.	949	78,615
		157,119
AIRLINES - 1.0%
JetBlue Airways Corp. *	21,895	104,877
Lan Airlines SA - ADR	4,697	122,967
		227,844
APPAREL - 3.4%
Columbia Sportswear Co.	2,357	135,292
NIKE, Inc. - Class B	1,416	127,652
Under Armour, Inc. - Cl. A *	2,969	217,954
Warnaco Group, Inc. *	2,761	147,161
Wolverine World Wide, Inc.	3,535	133,871
		761,930
AUTO PARTS & EQUIPMENT - 1.0%
Magna International, Inc.	2,420	118,023
TRW Automotive Holdings Corp. *	2,351	118,655
		236,678
BANKS - 1.3%
BanColombia SA - ADR	2,416	160,181
Bank of America Corp.	5,612	54,493
JPMorgan Chase & Co.	1,731	70,019
		284,693
BEVERAGES - 0.8%
Coca-Cola Co.	1,216	82,700
Molson Coors Brewing Co.	2,361	106,363
		189,063
BIOTECHNOLOGY - 3.5%
Biogen Idec, Inc. *	1,977	201,397
Charles River Laboratories International, Inc. *	3,592	142,064
Illumina, Inc. *	1,977	123,464
Myriad Genetics, Inc. *	6,105	129,853
Vertex Pharmaceuticals, Inc. *	3,826	198,416
		795,194
BUILDING MATERIALS - 0.5%
Lennox International, Inc.	3,212	118,780

CHEMICALS - 1.6%
EI du Pont de Nemours & Co.	4,169	214,370
Lubrizol Corp.	1,067	143,618
		357,988

The accompanying notes are an integral part of these financial statements.

Autopilot Managed Growth Fund
PORTFOLIO OF INVESTMENTS (Continued)
July 31, 2011
	Shares	Value
COMMERCIAL SERVICES - 3.0%
Accretive Health, Inc. *	5,352	$ 160,774
HMS Holdings Corp. *	2,134	161,330
Kelly Services, Inc. - Class A *	8,687	135,952
Kforce, Inc. *	7,702	106,134
SuccessFactors, Inc. *	4,369	117,963
		682,153
COMPUTERS - 3.0%
Apple, Inc. *	417	162,830
DST Systems, Inc.	2,627	134,476
Hewlett-Packard Co.	1,852	65,116
International Business Machines Corp.	488	88,743
Netscout Systems, Inc. *	5,638	85,980
Teradata Corp. *	2,423	133,168
		670,313
COSMETICS/PERSONAL CARE - 1.1%
Estee Lauder Cos, Inc. - Class A	1,703	178,662
Procter & Gamble Co.	1,276	78,461
		257,123
DISTRIBUTION/WHOLESALE - 1.4%
Fossil, Inc. *	2,511	315,557

DIVERSIFIED FINANCIAL SERVICES - 2.9%
American Express Co.	1,803	90,222
Financial Engines, Inc. *	5,811	138,069
Portfolio Recovery Associates, Inc. *	1,693	137,014
Raymond James Financial, Inc.	5,096	161,849
TD Ameritrade Holding Corp.	6,922	127,088
		654,242
ELECTRIC - 1.1%
Cia Energetica de Minas Gerais - ADR	6,526	125,952
Cia Paranaense de Energia - ADR	4,661	112,656
		238,608
ELECTRONICS - 1.8%
Mettler-Toledo International, Inc. *	861	133,291
National Instruments Corp.	6,277	162,198
Trimble Navigation Ltd. *	3,140	111,721
		407,210
ENTERTAINMENT - 0.6%
International Speedway Corp. - Class A	4,892	136,829

ENVIRONMENTAL CONTROL - 0.4%
Waste Management, Inc.	3,229	101,681

The accompanying notes are an integral part of these financial statements.

Autopilot Managed Growth Fund
PORTFOLIO OF INVESTMENTS (Continued)
July 31, 2011
	Shares	Value
FOOD - 1.6%
Cia Brasileira de Distribuicao Grupo Pao de Acucar - ADR	3,465	$ 149,653
Kraft Foods, Inc. - Cl. A	2,518	86,569
Kroger Co.	5,201	129,349
		365,571
FOREST PRODUCTS & PAPER - 0.6%
Clearwater Paper Corp. *	1,788	135,244

HAND/MACHINE TOOLS - 1.3%
Franklin Electric Co., Inc.	3,385	147,755
Stanley Black & Decker, Inc.	2,097	137,920
		285,675
HEALTHCARE-PRODUCTS - 1.6%
Johnson & Johnson, Inc.	1,308	84,745
Meridian Bioscience, Inc.	5,161	111,478
Volcano Corp. *	5,126	161,008
		357,231
HEALTHCARE-SERVICES - 4.1%
AMERIGROUP Corp. *	4,881	268,455
Community Health Systems, Inc. *	4,259	110,053
Health Net, Inc. *	4,995	140,459
Healthspring, Inc. *	4,535	186,116
WellCare Health Plans, Inc. *	4,805	210,699
		915,782
HOLDING COMPANIES-DIVERSIFIED - 0.7%
Leucadia National Corp.	4,546	153,064

INSURANCE - 1.4%
Transatlantic Holdings, Inc.	2,665	136,475
Travelers Cos, Inc.	3,466	191,081
		327,556
INTERNET - 7.5%
Baidu, Inc. - ADR *	1,315	206,547
Constant Contact, Inc. *	5,248	99,345
Dice Holdings, Inc. *	10,335	142,520
Digital River, Inc. *	3,179	81,065
Equinix, Inc. *	1,466	153,153
F5 Networks, Inc. *	1,010	94,415
IAC/InterActiveCorp *	3,924	162,414
MercadoLibre, Inc.	1,840	146,133
Netflix, Inc. *	860	228,751
TIBCO Software, Inc. *	8,086	210,560
Vocus, Inc. *	5,935	169,563
		1,694,466
IRON/STEEL - 0.7%
Reliance Steel & Aluminum Co.	3,235	152,077

The accompanying notes are an integral part of these financial statements.

Autopilot Managed Growth Fund
PORTFOLIO OF INVESTMENTS (Continued)
July 31, 2011
	Shares	Value
LODGING - 0.6%
Las Vegas Sands Corp. *	2,789	$ 131,585

MACHINERY-CONSTRUCTION & MINING - 1.0%
Caterpillar, Inc.	767	75,772
Joy Global, Inc.	1,529	143,604
		219,376
MACHINERY-DIVERSIFIED - 3.7%
Cummins, Inc.	1,381	144,839
Gardner Denver, Inc.	2,486	212,031
iRobot Corp. *	5,520	192,979
Rockwell Automation, Inc.	1,920	137,779
Wabtec Corp	2,201	142,009
		829,637
MEDIA - 2.4%
Liberty Global. Inc. - Class A *	3,414	142,705
Liberty Media Corp. - Capital - Series A *	2,194	175,103
Time Warner Cable. Inc.	2,070	151,752
Walt Disney Co.	1,810	69,902
		539,462
METAL FABRICATE/HARDWARE - 1.3%
Precision Castparts Corp.	969	156,377
Worthington Industries. Inc.	6,480	135,886
		292,263
MINING - 1.0%
Alcoa. Inc.	4,801	70,719
Allied Nevada Gold Corp. *	3,894	148,362
		219,081
MISCELLANEOUS MANUFACTURING - 1.8%
3M Co.	858	74,766
Actuant Corp. - Class A	5,503	135,979
General Electric Co.	3,842	68,810
Pall Corp.	2,627	130,247
		409,802
OIL & GAS - 3.5%
Atwood Oceanics. Inc. *	4,429	206,834
Chevron Corp.	768	79,887
Concho Resources. Inc. *	1,500	140,370
ConocoPhillips	1,836	132,175
Devon Energy Corp.	1,856	146,067
Exxon Mobil Corp.	934	74,524
		779,857
PACKAGING & CONTAINERS - 0.6%
Sonoco Products Co.	4,088	131,020

The accompanying notes are an integral part of these financial statements.

Autopilot Managed Growth Fund
PORTFOLIO OF INVESTMENTS (Continued)
July 31, 2011
	Shares	Value
PHARMACEUTICALS - 3.9%
AmerisourceBergen Corp.	3,957	$ 151,593
Medicis Pharmaceutical Corp. - Class A	4,672	173,705
Merck & Co., Inc.	2,408	82,185
Perrigo Co.	1,660	149,915
Pfizer, Inc.	4,036	77,653
Valeant Pharmaceuticals International, Inc.	4,334	238,500
		873,551
RETAIL - 8.6%
Advance Auto Parts, Inc.	2,229	122,528
American Eagle Outfitters, Inc.	9,119	119,824
Bob Evans Farms, Inc.	4,714	162,822
Brinker International, Inc.	5,819	139,772
Chipotle Mexican Grill, Inc. - Cl. A *	752	244,084
DSW, Inc. - Cl. A *	2,758	146,119
First Cash Financial Services, Inc. *	3,411	147,594
Home Depot, Inc.	2,127	74,296
McDonald's Corp.	1,044	90,285
Nordstrom, Inc.	2,917	146,317
PetSmart, Inc.	3,764	161,927
Saks, Inc. *	14,574	156,525
Wal-Mart Stores, Inc.	1,538	81,068
Williams-Sonoma, Inc.	3,970	146,969
		1,940,130
SEMICONDUCTORS - 0.9%
Intel Corp.	3,668	81,906
Texas Instruments, Inc.	3,875	115,281
		197,187
SOFTWARE - 4.5%
ACI Worldwide, Inc. *	6,162	222,818
Informatica Corp. *	2,472	126,393
Microsoft Corp.	3,048	83,515
NetSuite, Inc. *	3,549	139,156
Oracle Corp.	4,462	136,448
RightNow Technologies, Inc. *	5,208	176,760
Take-Two Interactive Software, Inc. *	9,656	130,259
		1,015,349
TELECOMMUNICATIONS - 9.6%
Aruba Networks, Inc. *	5,520	126,684
AT&T, Inc.	6,901	201,923
CenturyLink, Inc.	2,826	104,873
Ciena Corp. *	7,640	118,114
Cisco Systems, Inc.	4,308	68,799
EZchip Semiconductor Ltd. *	4,418	136,472
IPG Photonics Corp. *	4,134	248,825
MetroPCS Communications, Inc. *	10,347	168,449
NII Holdings, Inc. *	2,729	115,573
Plantronics, Inc.	4,012	137,411

The accompanying notes are an integral part of these financial statements.

Autopilot Managed Growth Fund
PORTFOLIO OF INVESTMENTS (Continued)
July 31, 2011
	Shares	Value
TELECOMMUNICATIONS - 9.6% (Continued)
Qualcomm, Inc.	2,572	$ 140,894
Telecom Corp. of New Zealand Ltd. - ADR	14,566	166,198
Telefonica SA	5,657	126,264
Telephone & Data Systems, Inc.	3,392	96,198
Verizon Communications, Inc.	5,892	207,929
		2,164,606
TEXTILES - 0.5%
Mohawk Industries, Inc. *	2,116	110,095

TRANSPORTATION - 1.7%
CH Robinson Worldwide, Inc.	1,839	132,978
Genesee & Wyoming, Inc. - Class A *	2,490	137,050
UTi Worldwide, Inc.	7,646	123,636
		393,664
TRUCKING & LEASING - 0.5%
Textainer Group Holdings Ltd.	4,616	119,785

TOTAL COMMON STOCK (Cost - $20,107,255)		21,695,150

SHORT-TERM INVESTMENTS - 3.5%
MONEY MARKET FUND - 3.5%
Goldman Sachs Financial Square Prime Obligations Fund - 0.00% +	783,752	783,752
TOTAL SHORT-TERM INVESTMENTS (Cost - $783,752)

TOTAL INVESTMENTS - 99.7% (Cost - $20,891,007) (a)		$ 22,478,902
OTHER ASSETS LESS LIABILITIES - 0.3%		58,706
NET ASSETS - 100.0%		$ 22,537,608

* Non-income producing security
+ Money market fund; interest rate reflects seven-day effective yield on July 31, 2011
ADR - American Depositary Receipt

(a) Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $20,902,819 and differs from market value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized Appreciation:		$ 2,668,487
Unrealized Depreciation:		(1,092,404)
Net Unrealized Appreciation:		$ 1,576,083

Autopilot Managed Growth Fund
PORTFOLIO OF INVESTMENTS (Continued)
July 31, 2011
	Number of	Unrealized
OPEN SHORT FUTURES CONTRACTS - 0.5%	Contracts	Appreciation
Russell Mini Future maturing Sept 2011
(Underlying Face Amount at Value $7,159,500)	(90)	$ 107,400
S&P E-Mini Future maturing Sept 2011
(Underlying Face Amount at Value $2,447,960)	(38)	16,340
NET UNREALIZED APPRECATION FROM OPEN SHORT FUTURES CONTRACTS		$ 123,740

The accompanying notes are an integral part of these financial statements.

Autopilot Managed Growth Fund
STATEMENT OF ASSETS AND LIABILITIES
July 31, 2011

Assets:
Investments in Securities at Value (identified cost $20,891,007)	$ 22,478,902
Deposits with Broker	965,067
Due From Broker - Variation Margin	123,740
Dividends and Interest Receivable	13,064
Prepaid Expenses and Other Assets	15,883
Total Assets	23,596,656

Liabilities:
Payable for Fund Shares Redeemed	1,100
Accrued Advisory Fees	21,373
Accrued Distribution Fees	5,207
Payables to Other Affiliates	10,524
Accrued Expenses and Other Liabilities	20,844
Total Liabilities	59,048

Net Assets	$ 23,537,608

Net Asset Value, Offering and Redemption Price Per Share
Investor Shares:
Net Assets (Unlimited shares of no par beneficial interest
authorized; 3,150,058 shares outstanding)	$ 23,533,267
Net Asset Value ($23,533,267/3,150,058 shares outstanding)	$ 7.47

Class C Shares:
Net Assets (Unlimited shares of no par beneficial interest
authorized; 591 shares outstanding)	$ 4,341
Net Asset Value ($4,341/591 shares outstanding)*	$ 7.34
*The NAV does not recalculate using rounded numbers.

Composition of Net Assets:
At July 31, 2011, Net Assets consisted of:
Paid-in-Capital	$ 32,195,208
Accumulated Net Realized Loss From Security Transactions and Futures Contracts	(10,369,235)
Net Unrealized Appreciation on Investments and Futures Contracts	1,711,635
Net Assets	$ 23,537,608

The accompanying notes are an integral part of these financial statements.

Autopilot Managed Growth Fund
STATEMENT OF OPERATIONS
For the Year Ended July 31, 2011

Investment Income:
Dividend Income (net of $5,929 foreign withholding taxes)	$ 288,492
Total Investment Income	288,492

Expenses:
Investment Advisory Fees	359,537
Distribution Fees:
Investor Class	59,892
Class C	124
Administration Fees	36,019
Transfer Agent Fees	35,937
Fund Accounting Fees	33,907
Registration & Filing Fees	25,966
Audit Fees	16,932
Chief Compliance Officer Fees	14,395
Printing Expense	11,247
Legal Fees	11,072
Custody Fees	9,757
Trustees' Fees	5,451
Insurance Expense	797
Miscellaneous Expenses	1,248
Total Expenses	622,281
Less: Fees Waived by Adviser	(84,594)
Net Expenses	537,687
Net Investment Loss	(249,195)

Net Realized and Unrealized Gain (Loss) on Investments:
Net Realized Gain (Loss) on:
Security Transactions	1,997,178
Futures Contracts	(2,621,193)
(624,015)
Net Change in Unrealized Appreciation (Depreciation) on:
Investments	1,579,701
Future Contracts	123,740
1,703,441

Net Realized and Unrealized Gain on Investments	1,079,426

Net Increase in Net Assets Resulting From Operations	$ 830,231

The accompanying notes are an integral part of these financial statements.

Autopilot Managed Growth Fund
STATEMENTS OF CHANGES IN NET ASSETS

	For the Year	For the Year
	Ended	Ended
	July 31, 2011	July 31, 2010

Operations:
Net Investment Loss	$ (249,195)	$ (345,036)
Net Realized Loss on Security Transactions and Future Contracts	(624,015)	(1,177,694)
Net Change in Unrealized Appreciation (Depreciation) on
Investments and Futures Contracts	1,703,441	(130,264)
Net Increase (Decrease) in Net Assets
Resulting From Operations	830,231	(1,652,994)

Distributions to Shareholders From:
Net Realized Gains:
Investor Class ($0.00 and $0.04 per share, respectively)	-	(98,545)
Class C Shares ($0.00 and $0.04 per share, respectively)	-	(86)
Total Distributions to Shareholders	-	(98,631)

Beneficial Interest Transactions:
Investor Class:
Proceeds from Shares Issued (1,829,266 and 1,154,381 shares,
respectively)	13,778,263	8,485,474
Distributions Reinvested (0 and 12,426 shares, respectively)	-	98,286
Cost of Shares Redeemed (1,787,686 and 1,625,984 shares, respectively)	(13,518,264)	(12,747,610)
Net increase (decrease) in net assets from Investor Class Shares of
beneficial interest	259,999	(4,163,850)

Class C Shares:
Proceeds from Shares Issued (0 and 0 shares, respectively)	-	-
Distributions Reinvested (0 and 11 shares, respectively)	-	86
Cost of Shares Redeemed (1,811 and 0 shares, respectively)	(14,049)	-
Net increase (decrease) in net assets from Class C Shares of
beneficial interest	(14,049)	86

Increase (Decrease) in Net Assets	1,076,181	(5,915,389)

Net Assets:
Beginning of Year	22,461,427	28,376,816
End of Year (including undistributed net investment
income of $0 and $186, respectively)	$ 23,537,608	$ 22,461,427

The accompanying notes are an integral part of these financial statements.

Autopilot Managed Growth Fund
FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented.

	Investor Class
	For the Year	For the Year	For the Year	For the Year	September 21, 2006*
	Ended	Ended	Ended	Ended	through
	July 31, 2011	July 31, 2010	July 31, 2009	July 31, 2008	July 31, 2007

Net Asset Value, Beginning of Period	$ 7.22	$ 7.95	$ 11.98	$ 11.24	$ 10.00
Gain (Loss) From Operations:
Net investment loss (a)	(0.08)	(0.12)	(0.12)	(0.08)	(0.01)
Net gain (loss) from securities
(both realized and unrealized)	0.33	(0.57)	(2.29)	1.30	1.27
Total from operations	0.25	(0.69)	(2.41)	1.22	1.26
Distributions to shareholders from:
Net investment income	-	-	-	-	(0.02)
Net realized gains	-	(0.04)	(1.62)	(0.48)	-
Total distributions	-	(0.04)	(1.62)	(0.48)	(0.02)

Net Asset Value, End of Period	$ 7.47	$ 7.22	$ 7.95	$ 11.98	$ 11.24

Total Return (b)	3.46%	(8.77)%	(21.03)%	10.65%	12.61%	(d)

Ratios/Supplemental Data
Net assets, end of period (in 000's)	$ 23,533	$ 22,444	$ 28,358	$ 34,291	$ 9,694
Ratio of expenses to average net assets,
before reimbursement	2.60%	2.68%	2.50%	2.61%	3.56%	(c)
net of reimbursement	2.24%	2.24%	2.24%	2.25%	2.25%	(c)
Ratio of net investment loss
to average net assets	(1.04)%	(1.57)%	(1.31)%	(0.63)%	(0.07)%	(c)
Portfolio turnover rate	182%	427%	380%	260%	182%	(d)

__________
*Commencement of Operations
(a) Per share amounts are calculated using the average shares method, which appropriately presents the per share data for the period.

(b) Total returns are historical in nature and assume changes in share price, reinvestment of dividends and  capital gains distributions, if any.  Had the Adviser not absorbed a portion of the expenses, total returns would have been lower.

(c) Annualized.
(d) Not annualized.

The accompanying notes are an integral part of these financial statements.

Autopilot Managed Growth Fund
FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented.

	Class C
	For the Year	For the Year	February 2, 2009*
	Ended	Ended	through
	July 31, 2011	July 31, 2010	July 31, 2009

Net Asset Value, Beginning of Period	$ 7.15	$ 7.93	$ 8.39
Gain (Loss) From Operations:
Net investment loss (a)	(0.12)	(0.17)	(0.09)
Net gain (loss) from securities
(both realized and unrealized)	0.31	(0.57)	(0.37)
Total from operations	0.19	(0.74)	(0.46)
Distributions to shareholders from:
Net realized gains	-	(0.04)	-
Total distributions	-	(0.04)	-

Net Asset Value, End of Period	$ 7.34	$ 7.15	$ 7.93

Total Return (b)	2.66%	(9.43)%	(5.48)%	(d)

Ratios/Supplemental Data
Net assets, end of period (in 000's)	$ 4	$ 17	$ 19
Ratio of expenses to average net assets,
before reimbursement	3.35%	3.43%	3.25%	(c)
net of reimbursement	2.99%	2.99%	2.99%	(c)
Ratio of net investment loss to average net assets	(1.79)%	(2.32)%	(2.37)%	(c)
Portfolio turnover rate	182%	427%	380%	(d)

__________
*Commencement of Operations
(a) Per share amounts are calculated using the average shares method, which appropriately presents the per share data for the period.

(b) Total returns are historical in nature and assume changes in share price, reinvestment of dividends and  capital gains distributions, if any.  Had the Adviser not absorbed a portion of the expenses, total returns would have been lower.

(c) Annualized.
(d) Not annualized.

The accompanying notes are an integral part of these financial statements.

Autopilot Managed Growth Fund

NOTES TO FINANCIAL STATEMENTS

July 31, 2011

1.

ORGANIZATION

Autopilot Managed Growth Fund (the “Fund”) is a series of shares of beneficial interest of the Northern Lights Fund Trust (the “Trust”), a Delaware statutory trust organized on January 19, 2005.  The Fund is registered under the Investment Company Act of 1940, as amended, (the “1940 Act”), as a non-diversified, open-end management investment company.  The Fund offers two classes of shares designated as Investor Class and Class C.  Each class represents an interest in the same assets of the Fund and classes are identical except for differences in their ongoing service and distribution charges.  The primary investment objective of the Fund is capital appreciation.  The Fund commenced operations on September 21, 2006.

2.

SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.  These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

Security Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”).  In the absence of a sale such securities shall be valued at the last bid price on the day of valuation.   Exchange trades options, futures and options on futures are valued at the settlement price determined by the exchange.  Debt securities (other than short-term obligations) are valued each day by an independent pricing service approved by the Board of Trustees (the “Board”) based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type, indications as to values from dealers, and general market conditions or market quotations from a major market maker in the securities. Investments valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services.

In unusual circumstances, securities may be valued at their fair market value as determined in good faith by the Trust’s Fair Value Committee and in accordance with the Trust’s Portfolio Securities Valuation Procedures (the “Procedures”).   The Board of Trustees (the “Board”) will review the fair value method in use for securities requiring a fair market value determination at least quarterly.  The Procedures consider, among others, the following factors to determine a security’s fair value: the nature and pricing history (if any) of the security; whether any dealer quotations for the security are available; and possible valuation methodologies that could be used to determine the fair value of the security.  Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, are valued at amortized cost.  Investments in open-end investment companies are valued at net asset value.

The Fund utilizes various methods to measure the fair value of its investments on a recurring basis.  GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Autopilot Managed Growth Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

July 31, 2011

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment.  Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy.  In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.  The following tables summarize the inputs used as of July 31, 2011 for the Fund’s assets and liabilities measured at fair value:

Assets	Level 1	Level 2	Level 3	Total
Common Stocks	$ 21,695,150	$ -	$ -	$ 21,695,150
Short-Term Investments	783,752	-	-	783,752
Total	$ 22,478,902	$ -	$ -	$ 22,478,902
Liabilities
Derivative Instruments*	$ 123,740	$ -	$ -	$ 123,740
Total	$ 123,740	$ -	$ -	$ 123,740

*Derivative Instruments include cumulative unrealized gain on future contracts held short at July 31, 2011.

The Fund did not hold any Level 3 securities during the period.

There were no significant transfers in to and out of Level 1 and 2 during the current period presented.

See Schedule of Investments for Industry Classification.

Security Transactions and Investment Income – Investment security transactions are accounted for on a trade date basis.  Cost is determined and gains and losses are based upon the specific identification method for both financial statement and federal income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis.  Purchase discounts and premiums on securities are accreted and amortized over the life of the respective securities.

Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

Derivatives Disclosure –

Fair Values of Derivative Instruments in the Fund as of July 31, 2011:

Autopilot Managed Growth Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

July 31, 2011

The effect of Derivative Instruments on the Statement of Operations for the year ended July 31, 2011:

Futures Contracts – The Fund is subject to equity price risk in the normal course of pursuing its investment objective.   The Fund may purchase or sell futures contracts to gain exposure to, or hedge against, changes in the value of equities.  Upon entering into a futures contract with a broker, the Fund is required to deposit in a segregated account a specified amount of cash or U.S. government securities.  Futures contracts are valued daily and unrealized gains or losses are recorded in a “variation margin” account.  Periodically, the Fund receives from or pays to the broker a specified amount of cash based upon changes in the variation margin account.  When a contract is closed, the Fund recognizes a realized gain or loss.  Futures contracts have market risks, including the risk that the change in the value of the contract may not correlate with changes in the value of the underlying securities. With futures, there is minimal counterparty credit risk to the Fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.  Futures contracts outstanding at year end are listed after the Fund’s Portfolio of Investments.  The amount of realized and changes in unrealized gains and losses on derivative instruments during the period as disclosed in the Statement of Operations serves as indicators of the volume of derivative activity for the Fund.

Option Transactions – The Fund is subject to equity price risk in the normal course of pursuing its investment objective and may purchase or sell options to help hedge against risk.  When the Fund writes a call option, an amount equal to the premium received is included in the statement of assets and liabilities as a liability.  The amount of the liability is subsequently marked-to-market to reflect the current market value of the option.  If an option expires on its stipulated expiration date or if the Fund enters into a closing purchase transaction, a gain or loss is realized.  If a written call option is exercised, a gain or loss is realized for the sale of the underlying security and the proceeds from the sale are increased by the premium originally received.  As the writer of an option, a Fund has no control over whether the option will be exercised and, as a result, retains the market risk of an unfavorable change in price of the security underlying the written option.  The Fund did not have any open option positions at July 31, 2011 and the Fund did not hold any options throughout the fiscal year.

The Fund may purchase put and call options.  Put options are purchased to hedge against a decline in the value of securities held in the Fund’s portfolio.  If such a decline occurs, the put options will permit the Fund to sell the securities underlying such options at the exercise price, or to close out the options at a profit.  The premium paid

Autopilot Managed Growth Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

July 31, 2011

 for a put or call option plus any transaction costs will reduce the benefit, if any, realized by the Fund upon exercise of the option, and, unless the price of the underlying security rises or declines sufficiently, the option may expire worthless to the Fund.  In addition, in the event that the price of the security in connection with which an option was purchased moves in a direction favorable to the Fund, the benefits realized by the Fund as a result of such favorable movement will be reduced by the amount of the premium paid for the option and related transaction costs.  Written and purchased options are non-income producing securities.  With purchased options, there is minimal counterparty risk to the Fund since these options are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded options, guarantees against a possible default.

Expenses – Expenses of the Trust that are directly identifiable to a specific Fund are charged to that Fund.  Expenses, which are not readily identifiable to a specific Fund, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

Federal Income Taxes – The Fund intends to continue to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and will distribute all of its taxable income, if any, to shareholders.  Accordingly, no provision for Federal income taxes is required in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities.   Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years (2008-2010), or expected to be taken in the Fund’s 2011 tax returns. The Fund identifies its major tax jurisdictions as U.S. Federal, Nebraska State and foreign jurisdictions where the Fund makes significant investments; however the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Distributions to Shareholders – Distributions from investment income, if any, are declared and paid annually and are recorded on the ex-dividend date.  The Fund will declare and pay net realized capital gains, if any, annually.  The character of income and gains to be distributed is determined in accordance with Federal income tax regulations, which may differ from GAAP.

Indemnification – The Trust indemnifies its officers and trustees for certain liabilities that may arise from the performance of their duties to the Trust.  Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities.  The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.  However, based on experience, the Fund expects the risk of loss due to these warranties and indemnities to be remote.

3.

ADVISORY FEE AND OTHER RELATED PARTY TRANSACTIONS

Advisory Fees – Pursuant to the Investment Advisory Agreement (the “Advisory Agreement”), investment advisory services are provided to the Fund by Rhoads Lucca Capital Partners, LP (the “Adviser”). Under the terms of the Advisory Agreement, the Adviser receives monthly fees calculated at an annual rate of 1.50% of the average daily net assets of the Fund.  For the year ended July 31, 2011, the Adviser earned advisory fees of $359,537.

The Adviser has contractually agreed to waive all or part of its management fees and/or make payments to limit Fund expenses (exclusive of any front-end or contingent deferred loads, taxes, leverage interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, dividend expense on securities sold short, expenses of investing in Underlying Funds, or extraordinary expenses such as litigation) at least until November 30, 2011, so that the total annual operating expenses of the Fund do not exceed 2.24% and 2.99% of the average daily net assets of Investor Class and Class C shares, respectively.  Waivers and expense payments may be recouped by the Adviser from the Fund, to the extent that overall expenses fall below the expense limitation,

Autopilot Managed Growth Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

July 31, 2011

 within three years of when the amounts were waived.  During the year ended July 31, 2011, the Adviser waived and reimbursed fees of $84,594.  Cumulative expenses subject to recapture by the Adviser amounted to $244,913 at July 31, 2011, and will expire on July 31 of the years indicated below:

2012	2013	2014
$63,520	$96,799	$84,594

The Fund has entered into separate servicing agreements with Gemini Fund Services (“GFS”), whereby GFS will provide administrative, fund accounting, transfer agency and custody administration services to the Fund.  Agreements are as follows:

Administration - The Fund pays GFS a basis point fee in decreasing amounts as Fund assets reach certain breakpoints.  The Fund also pays GFS for any out-of-pocket expenses.   Fees are billed monthly and are the greater of the annual minimum or the basis point fees.  The annual minimum is $36,000 and the basis point fees are:

10 basis points or 0.10% per annum on the first $100 million in net assets

  8 basis points or 0.08% per annum on the next $150 million in net assets

  6 basis points or 0.06% per annum on net assets greater than $250 million

Fund Accounting - Total charges for fund accounting services include fees and out-of-pocket expenses. The Fund pays GFS a base annual fee of $21,600 plus 5,400 for each additional share class above 1 plus a basis point fee in decreasing amounts as Fund assets reach certain breakpoints, as follows:

2 basis points or 0.02% on net assets of $25 million to $100 million

1 basis point or 0.01% on net assets greater than $100 million

Transfer Agent - For the services rendered by GFS, in its capacity as transfer agent, the Fund pays GFS transfer agent fees, out-of-pocket expenses, activity charges, and special report charges.   The Fees are billed monthly as follows:

The greater of the annual minimum or per account charges.   The annual minimum is $13,500 per class and the per account charge is $14.00 for open accounts and $2.00 for closed accounts.

The expenses incurred by the Fund for such services provided by GFS are disclosed in the Statement of Operations.

Custody Administration – Pursuant to the terms of the Fund’s Custody Administration Agreement with GFS (the “Custody Administration Agreement”), the Fund pays an asset-based fee in decreasing amounts as Fund assets reach certain breakpoints.  The Fund also pays certain transaction fees and out-of-pocket expenses pursuant to the Custody Administration Agreement. GFS’ fees collected for the year ended July 31, 2011, amounted to $1,810.  The Custody Fees listed in the Statement of Operations include the fees paid to GFS pursuant to the Custody Administration Agreement.

A Trustee and certain officers of the Fund are also officers of GFS and are not paid any fees directly by the Fund for serving in such capacities.  In addition, certain affiliates of GFS provide ancillary services to the Fund as follows:

Northern Lights Compliance Services, LLC (“NLCS”), an affiliate of GFS, provides a Chief Compliance Officer (“CCO”) to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives from the Fund an annual fee, payable quarterly, and is

Autopilot Managed Growth Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

July 31, 2011

 reimbursed for out-of-pocket expenses.  For the year ended July 31, 2011, the Fund incurred expenses of $14,395 for compliance services pursuant to the Trust’s Agreement with NLCS.

GemCom, LLC (“GemCom”), an affiliate of GFS, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis.  For EDGAR services, GemCom charges a per-page conversion fee and a flat filing fee.  For the year ended July 31, 2011, GemCom received $7,931 for providing such services.  Such fees are included in the line item marked “Printing Expense” on the Statement of Operations in this shareholder report.

Distributor – The distributor of the Fund is Northern Lights Distributors, LLC (the “Distributor”), an affiliate of GFS.  The Board of Trustees of the Northern Lights Fund Trust has adopted, on behalf of the Fund, a Distribution Plan and Agreement pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the “Plan”), as amended, to pay for certain distribution activities and shareholder services.  Under the Plan, the Fund may pay 0.25% per year of the average daily net assets of Investor shares and 1.00% of the average daily net assets of Class C shares for such distribution and shareholder service activities.  For the year ended July 31, 2011, the Fund incurred distribution fees of $59,892 and $124 for Investor shares and Class C shares, respectively.

Trustees – Effective July 1, 2011, with the approval of the Board, the Fund pays its pro rata share of a total fee of $17,500 per quarter for the Northern Lights Fund Trust to each Trustee who is not affiliated with the Trust or Advisor. Previously, the Fund paid its pro rata share of a total fee of $12,500 per quarter for the Northern Lights Fund Trust to each Trustee who is not affiliated with the Trust or Advisor. The Fund also pays the chairperson of the Audit committee its pro rata share of an additional $2,500 per quarter. The “interested persons” who serve as Trustees of the Trust receive no compensation for their services as Trustees.  None of the executive officers receive compensation from the Trust.

4.

INVESTMENT TRANSACTIONS

The cost of security purchases and the proceeds from the sale of securities, other than short-term securities, for the year ended July 31, 2011, amounted to $48,374,311 and $36,361,521, respectively.

5.

DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of Fund distributions paid for the following periods was as follows:

As of July 31, 2011, the components of accumulated earnings/(deficit) on a tax basis were as follows:

The difference between book basis and tax basis unrealized appreciation and accumulated net realized loss from security transactions is primarily attributable to the tax deferral of losses on wash sales, return of capital distributions and the mark-to-market on open futures contracts.

Capital losses incurred after October 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes.  The Fund incurred and elected to defer $800,838 of such capital losses.

At July 31, 2011, the Fund had $9,432,845 of capital loss carry forwards for federal income tax purposes available to offset future capital gains expiring as follows:

Permanent book and tax differences, primarily attributable to net operating losses and adjustments for real estate investment trusts, passive foreign investment companies, partnerships and return of capital distributions, resulted in reclassifications for the period ended July 31, 2011 as follows: a decrease in paid-in capital of $169,129; a decrease in accumulated net investment losses of $249,009; and an increase in accumulated net realized loss from security transactions of $79,873.

6.

RECENT ACCOUNTING PRONOUNCEMENTS

In January 2010, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2010-06 “Improving Disclosures about Fair Value Measurements.”  ASU No. 2010-06 amends FASB Accounting Standards Codification Topic 820, Fair Value Measurements and Disclosures, to require additional disclosures regarding fair value measurements.  Effective for fiscal years beginning after December 15, 2010 and for interim periods within those fiscal years entities will need to disclose information about purchases, sales issuances and settlements of Level 3 securities on a gross basis rather than as a net number as currently required.  Management is currently evaluating the impact ASU No. 2010-06 will have on the Fund’s financial statement disclosures.

In May 2011, the FASB issued ASU No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements” in U.S. generally accepted accounting principles (“GAAP”) and the International Financial Reporting Standards (“IFRSs”). ASU No. 2011-04 amends FASB ASC Topic 820, Fair Value Measurements and Disclosures, to establish common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP and IFRSs. ASU No. 2011-04 is effective for fiscal years beginning after December 15, 2011 and for interim periods within those fiscal years. Management is currently evaluating the impact these amendments may have on the Fund’s financial statements.

The Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted on December 22, 2010. The Act makes changes to several tax rules impacting the Fund. In general, the provisions of the Act will be effective for the Fund’s fiscal year ending July 31, 2012. Although the Act provides several benefits, including unlimited carryover on future capital losses, there may be greater likelihood that all of a portion of the Fund’s pre-enactment capital loss carryovers may expire without being utilized due to the fact that post-enactment capital losses get utilized before pre-enactment capital loss carryovers. Relevant information regarding the impact of the Act on the Fund, if any, will be included in the July 31, 2012 annual report.

7.

SUBSEQUENT EVENTS

The Fund is required to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the Statement of Assets and Liabilities.  For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Fund is required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made.  Management has evaluated subsequent events through the issuance of these financial statements and has noted no such events.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Northern Lights Fund Trust

and the Shareholders of Autopilot Managed Growth Fund

We have audited the accompanying statement of assets and liabilities of Autopilot Managed Growth Fund, a series of shares of beneficial interest of the Northern Lights Fund Trust, including the portfolio of investments, as of July 31, 2011, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the four-year period then ended and for the period September 21, 2006 (commencement of operations) through July 31, 2007.  These financial statements and financial highlights are the responsibility of the Fund’s management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of July 31, 2011 by correspondence with the custodian and brokers.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Autopilot Managed Growth Fund as of July 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period  then ended, and its financial highlights for each of the years in the four-year period then ended and for the period September 21, 2006 through July 31, 2007, in conformity with accounting principles generally accepted in the United States of America.

                                     BBD, LLP

Philadelphia, Pennsylvania

September 27, 2011

Autopilot Managed Growth Fund

SUPPLEMENTAL INFORMATION

July 31, 2011 (Unaudited)

This chart provides information about the Trustees and Officers who oversee the Fund.  Officers elected by the Trustees manage the day-to-day operations of the Fund and execute policies formulated by the Trustees.  The term of office of each Trustee listed below will continue indefinitely. Unless otherwise noted, the address of each Trustee and Officer is 4020 South 147th Street, Suite 2, Omaha, Nebraska 68137.

                                                                                                                                                 Independent Trustees

Name, Address and Age	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex* Overseen by Trustee	Other Directorships held by Trustee
L. Merill Bryan (1944)	Trustee Since 2005	Retired. Formerly held various positions, including Senior Vice President and Chief Information Officer of Union Pacific Corporation (a railroad company) (1966-2005).	94	AdvisorOne Funds (10 portfolios); Ladenburg Thalmann Alternatives Strategies Fund
Anthony J. Hertl (1950)	Trustee Since 2005	Consultant to small and emerging businesses (since 2000).	94

AdvisorOne Funds (10 portfolios); Ladenburg Thalmann Alternative Strategies Fund; Satuit Capital Management Trust; The Z-Seven Fund, Inc. (2007 – May, 2010)  and Greenwich Advisors Trust (2007- February 2011) and Global Real Estate Fund

Gary W. Lanzen (1954)	Trustee Since 2005	President, Orizon Investment Counsel, LLC (2000-2006); Chief Investment Officer (2006 - 2010); Partner, Orizon Group, Inc. (a financial services company) (2002 - 2006).	94	AdvisorOne Funds (10 portfolios); Ladenburg Thalmann Alternatives Strategies Fund
Mark H. Taylor (1964)	Trustee Since 2007	Professor, Department of Accountancy, Weatherhead School of Management, Case Western Reserve University (since 2009); John P. Begley Endowed Chair in Accounting, Creighton University (2002 – 2009); Member Auditing Standards Board, AICPA (since 2008).	94	Ladenburg Thalmann Alternatives Strategies Fund; Lifetime Achievement Mutual Fund (LFTAX) (Director and Audit Committee Chairman)

                                                                                                                                            Interested Trustees and Officers

Name, Address and Age	Position/ Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex * Overseen by Trustee	Other Directorships held by Trustee
Michael Miola** (1952)	Trustee Since 2005	Co-Owner and Co-Managing Member of NorthStar Financial Services Group, LLC; Manager of Gemini Fund Services, LLC; Orion Advisor Services, LLC, CLS Investments, LLC, Gemcom, LLC and Northern Lights Compliance Services, LLC (since 2003).	94	AdvisorOne Funds (10 portfolios); Ladenburg Thalmann Alternatives Strategies Fund; Constellation Trust Co.
Andrew Rogers 450 Wireless Blvd. Hauppauge, NY 11788 (1969)	President Since2006

President and Manager, Gemini Fund Services, LLC (since 2006), formerly Senior Vice President and Director of Administration (2001 - 2005); Formerly Manager, Northern Lights Compliance Services, LLC (2006 – 2008); Manager (since 2006) and President (since 2004), GemCom LLC.

			N/A	N/A
Kevin E. Wolf 450 Wireless Blvd. Hauppauge, NY 11788 (1969)	Treasurer Since 2006

Director of Fund Administration, Gemini Fund Services, LLC (since 2006); Vice President, Fund Administration, Gemini Fund Services, LLC (2004 - 2006); Vice-President, GemCom, LLC (since 2004); Senior Fund Administrator, Gemini Fund Services, LLC (2001-2004).

			N/A	N/A
James P. Ash 450 Wireless Blvd. Hauppauge, NY 11788 (1976)	Secretary Since 2011	Director of Legal Administration, Gemini Fund Services, LLC (since 2009); Assistant Vice President of Legal Administration, Gemini Fund Services, LLC (2006-2008)	N/A	N/A
Brian Nielsen (1972)	Assistant Secretary Since 2011

Secretary and General Counsel for NorthStar Financial Services Group, LLC (since 2003); CLS Investments, LLC and Orion Advisor Services, LLC (since 2001); President, Manager, Secretary and General Counsel for Northern Lights Distributors, LLC (since 2003); Director, Secretary and General Counsel for Constellation Trust Company (since 2004); Assistant Secretary for Gemini Fund Services, LLC (since 2003) and Gemcom, LLC (since 2004); and Manager and Assistant Secretary for Northern Lights Compliance Services, LLC (since 2004).

			N/A	N/A
Lynn Bowley (1958)	Chief Compliance Officer Since 2007	Compliance Officer of Northern Lights Compliance Services, LLC (since 2007); Vice President of Investment Support Services for Mutual of Omaha Companies (2002 – 2006).	N/A	N/A
James Colantino 450 Wireless Blvd. Hauppauge, NY 11788 (1969)	Assistant Treasurer Since 2006	Vice President (2004 - Present); Senior Fund Administrator (1999-2004), Gemini Fund Services, LLC.	N/A	N/A
Erik Naviloff 450 Wireless Blvd. Hauppauge, NY 11788 (1968)	Assistant Treasurer Since 2009	Assistant Vice President, Gemini Fund Services, LLC, since 2007; Senior Accounting Manager, Fixed Income, Dreyfus Corporation, 2002 to 2007.	N/A	N/A
Richard Gleason 450 Wireless Blvd. Hauppauge, NY 11788 (1972)	Assistant Treasurer Since 2010	Manager of Fund Administration, Gemini Fund Services, LLC (since 2008); Senior Fund Administrator, Gemini Fund Services, LLC (2005-2008).	N/A	N/A
Dawn Borelli 450 Wireless Blvd. Hauppauge, NY 11788 (1972)	Assistant Treasurer Since 2010	Assistant Vice President, Fund Administration, Gemini Fund Services, LLC (since 2010), Assistant Vice President, Global Fund Administration, Legg Mason & Co. LLC (2003 – 2010).	N/A	N/A

* The term of office for each Trustee and officer listed above will continue indefinitely.

** The term “Fund Complex” refers to the Northern Lights Fund Trust and the Northern Lights Variable Trust.

*** Michael Miola is an “interested person” of the Trust as that term is defined under the 1940 Act, because of his affiliation with Gemini Fund Services, LLC, (the Trust’s Administrator, Fund Accountant, Transfer Agent) and Northern Lights Distributors, LLC (the Funds’ Distributor).

The Fund’s Statement of Additional Information ("SAI") includes additional information about the Trustees and is available, without charge, upon request.  You may call toll-free 1-866-828-8674 to request a copy of the SAI or to make shareholder inquiries.

Autopilot Managed Growth Fund

DISCLOSURE OF FUND EXPENSES (Unaudited)

July 31, 2011

As a shareholder of the Fund you incur ongoing costs, including management fees, distribution and/or service (12b-1 fees) fees and other Fund expenses.  This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.  Please note, the expenses shown in the tables are meant to highlight ongoing costs only and do not reflect any transactional costs.

This example is based on an investment of $1,000 invested for the period of time as indicated in the table below.

Actual Expenses:  The first line of the table provides information about actual account values and actual expenses.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during the period.

Hypothetical Examples for Comparison Purposes:  The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Fund and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs which may be applicable to your account.  Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value (2/1/11)	Ending Account Value (7/31/11)	Expense Ratio	Expenses Paid During the Period* (2/1/11 to 7/31/11)
Actual
Investor Class	$1,000.00	$ 996.00	2.24%	$11.09
Class C	$1,000.00	$ 991.89	2.99%	$14.77
Hypothetical (5% return before expenses)
Investor Class	$1,000.00	$1,013.69	2.24%	$11.18
Class C	$1,000.00	$1,009.97	2.99%	$14.90

   *Expenses Paid During Period are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 181 days and divided by 365 (to reflect the number of days in the six month period ended July 31, 2011).

ADDITIONAL INFORMATION (Unaudited)

FACTORS CONSIDERED BY THE INDEPENDENT TRUSTEES IN APPROVING THE INVESTMENT ADVISORY AGREEMENT

In connection with a regular meeting held on June 22, 2011, the Board of Trustees (the “Board”) of the Northern Lights Fund Trust (the “Trust”), including a majority of the Trustees who are not interested persons of the Trust or interested persons to the investment advisory agreement (the “Independent Trustees”), discussed the approval of an investment advisory agreement (the “Advisory Agreement”) between Rhoads Lucca Capital Partners, L.P(“RL” or the “Advisor”) and the Trust, on behalf of Autopilot Managed Growth Fund (the “Fund”).  In considering the Agreement, the Board received materials specifically relating to the Advisory Agreement from the Adviser. These materials included: (a) information on the investment performance of the Adviser, a peer group of funds and appropriate indices with respect to the Fund; (b) the Fund’s overall fees and operating expenses compared with similar mutual funds; (c) the overall organization of the Adviser and (d) the financial condition of the Adviser.

In their consideration of the renewal of the Agreement for the Fund, the Board, including the Independent Trustees, did not identify any single factor as controlling.  Matters considered by the Board, including the Independent Trustees, in connection with its renewal of the Advisory Agreement included the following:

Nature, Extent and Quality of Services.   The Trustees discussed the extent of RL’s research capabilities, the quality of its compliance infrastructure and the experience of its fund management personnel.  The Board then reviewed RL’s financial statements and concluded that the Adviser is sufficiently well capitalized to meet its obligations to the Trust.  The Trustees concluded that the Adviser had provided a level of service consistent with the Board’s expectations.

Performance.  The Board, including the Independent Trustees, considered the nature and extent of RL’s past performance as investment adviser to the Fund, as well as other factors relating to its track record.  The Board concluded that the Adviser’s past performance was acceptable.

Fees and Expenses.  The Board noted that the Adviser charges a 1.50% annual advisory fee based on the average net assets of the Fund.  The Board then discussed the comparison of management fees and total operating expense data and reviewed the Fund’s advisory fees and overall expenses compared to a peer group of similarly managed funds.  The Trustees then discussed the management strategy of the Fund and the overall duties of the Adviser.  The Board, including the Independent Trustees, considered the expense ratio for the Fund, and expense ratios of a peer group of funds.  The Trustees concluded that the Fund’s advisory fees and expense ratio were acceptable in light of the quality of the services the Fund currently receives from the Adviser, and the level of fees paid by a peer group of other similarly managed mutual funds of comparable size.

Economies of Scale. The Board, including the Independent Trustees, considered whether there will be economies of scale in respect of the management of the Fund and whether there is potential for realization of any further economies of scale.  After discussion, it was the consensus of the Board that, based on the current size of the Fund, economies of scale was not a relevant consideration.

Profitability.  The Board, including the Independent Trustees, considered the profits realized by the Adviser in connection with the operation of the Fund and whether the amount of profit is a fair entrepreneurial profit for the management of the Fund. It also considered the profits realized by the Adviser from other activities related to the Fund. The Trustees concluded that because of the Fund’s expense limitation agreement and asset levels, the Board was satisfied that the Adviser’s level of profitability from its relationship to Fund would not be excessive.

Conclusion. Having requested and received such information from the Adviser as the Board believed to be reasonably necessary to evaluate the terms of the proposed Advisory Agreement, and as assisted by the advice of independent counsel, the Board, including the Independent Trustees, concluded that the advisory fee structure is fair and reasonable and the renewal of the Advisory Agreement is in the best interests of the Trust and the Fund’s shareholders.

PRIVACY NOTICE

NORTHERN LIGHTS FUND TRUST

Rev. August 2011

FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?

Financial companies choose how they share your personal information.  Federal law gives consumers the right to limit some, but not all sharing.  Federal law also requires us to tell you how we collect, share, and protect your personal information.  Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

•

Social Security number and wire transfer instructions

•

account transactions and transaction history

•

investment experience and purchase history
When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share customers’ personal information to run their everyday business.  In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Northern Lights Fund Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Northern Lights Fund Trust share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don’t share
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your credit worthiness.	NO	We don’t share
For nonaffiliates to market to you	NO	We don’t share

QUESTIONS?	Call 1-402-493-4603

PRIVACY NOTICE

NORTHERN LIGHTS FUND TRUST

What we do:
How does Northern Lights Fund Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law.  These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Northern Lights Fund Trust collect my personal information?

We collect your personal information, for example, when you

•

open an account or deposit money

•

direct us to buy securities or direct us to sell your securities

•

seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

•

sharing for affiliates’ everyday business purposes – information about your creditworthiness.

•

affiliates from using your information to market to you.

•

sharing for nonaffiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. • Northern Lights Fund Trust has no affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • Northern Lights Fund Trust does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • Northern Lights Fund Trust does not jointly market.

Investment Adviser

Rhoads Lucca Capital Partners, LP

14911 Quorum Drive, Suite 380

Dallas, TX 75254

Distributor

Northern Lights Distributors, LLC

4020 South 147th Street

Omaha, NE 68137

Legal Counsel

Thompson Hine LLP

312 Walnut Street, 14th Floor

Cincinnati, OH 45202

Independent Registered Public Accounting Firm

BBD, LLP

1835 Market Street, 26th Floor

Philadelphia, PA 19103

Transfer Agent

Gemini Fund Services, LLC

4020 South 147th Street, Suite 2

Omaha, NE 68137

Administrator

Gemini Fund Services, LLC

450 Wireless Boulevard

Hauppauge, NY 11788

Custodian

First National Bank of Omaha

1620 Dodge Street

Omaha, NE 68197

How to Obtain Proxy Voting Information

Information regarding how the Fund votes proxies relating to portfolio securities during the most recent 12-month period ending June 30th as well as a description of the policies and procedures that the Fund used to determine how to vote proxies is available without charge, upon request, by calling 1-866-828-8674 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

How to Obtain 1st and 3rd Fiscal Quarter Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.  Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330).  The information on Form N-Q is available without charge, upon request, by calling 1-866-828-8674

Investor Information: 1-866-828-8674

Item 2. Code of Ethics.

(a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)

For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)

Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2)

Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)

Compliance with applicable governmental laws, rules, and regulations;

(4)

The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)

Accountability for adherence to the code.

(c)

Amendments:  During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)

Waivers:  During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e)         The Code of Ethics is not posted on Registrant’ website.

(f)          A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

(a)(1)ii

The board of directors of the fund has determined that the fund does not have an audit committee financial expert serving on its audit committee.

(a)(2) Not applicable.

(a)(3)   In this regard, no member of the audit committee was identified as having all of the required technical attributes identified in instruction 2 (b) to item 3 of Form N-CSR to qualify as an “audit committee financial expert,” whether through the type of specialized education or experience required by that instruction.   At this time, the board believes the experience provided by each member of the audit committee collectively offers the fund adequate oversight by its audit committee given the fund’s level of financial complexity.   The board will from time to time reexamine such belief.

Item 4. Principal Accountant Fees and Services.

(a)

Audit Fees

2011 - $ 14,000

2010 - $ 14,000

2009 - $ 14,000

(b)

Audit-Related Fees

2011 - None

2010 - None

2009 - None

(c)

Tax Fees

2011 – $  2,500

2010 – $  2,500

2009 – $  2,000

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)

All Other Fees

2011 - None

2010 - None

2009 - None

 (e)

(1)

Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant.  The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant.  Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)

Percentages of Services Approved by the Audit Committee

2011

 2010

     2009

Audit-Related Fees:

0.00%

 0.00%

    0.00%

Tax Fees:

0.00%

 0.00%

    0.00%

All Other Fees:

0.00%

 0.00%

    0.00%

(f)

During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)

The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

2011 - $ 2,500

2010 - $ 2,500

2009 - $ 2,000

(h)

The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies.  Not applicable to open-end investment companies.

Item 6.  Schedule of Investments.  See Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable to open-end investment companies.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.  Not applicable to open-end investment companies.

Item 9.  Purchases of Equity Securities by Closed-End Funds.  Not applicable to open-end investment companies.

Item 10.  Submission of Matters to a Vote of Security Holders.  None

Item 11.  Controls and Procedures.

(a)

Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)

There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)

Code of Ethics herewith.

(a)(2)

Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3)

Not applicable for open-end investment companies.

(b)

Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Fund Trust

By (Signature and Title)

/s/ Andrew B. Rogers

       Andrew B. Rogers, President

Date

10/11/11

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Andrew B. Rogers

        Andrew B. Rogers, President

Date

10/11/11

By (Signature and Title)

/s/ Kevin E. Wolf

       Kevin E. Wolf, Treasurer

Date

10/11/11